UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May11, 2020

TARGET HOSPITALITY CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2170 Buckthorne Place, Suite 440
The Woodlands, TX 77380-1775
 (Address, including zip code, of principal executive offices)

800-832-4242
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☑

  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Capital Market
Warrants to purchase common stock	THWWW	The Nasdaq Capital Market

Item 8.01	Other Events.
Relief for Form 10-Q Filing

The impact caused by the global outbreak of novel coronavirus (“COVID-19”), the declaration of a pandemic by the World Health Organization on March 11, 2020, and the resulting stay-at-home and similar orders issued by state and local governments, have led to disruptions in the day-to-day operations of Target Hospitality Corp (“we,” “our,” “us” or the “Company”), including reducing our staffing levels and limiting our access to facilities and certain technology systems that we rely on to timely prepare our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”). We also anticipate that additional time will be required in order to develop and process our financial information as well as prepare required analyses and disclosures related to the ongoing impact of COVID-19. These circumstances will delay our ability to complete our Quarterly Report. As a result, we will be relying on the Securities and Exchange Commission’s Orders under Section 36 of the Securities and Exchange Act of 1934, as amended, dated March 4, 2020 and March 25, 2020 (Release Nos. 34-88318 and 34-88465) to delay the filing of our Quarterly Report. We expect to file our Quarterly Report on May 28, 2020.

Risk Factors

In addition, the Company is supplementing the risk factors previously disclosed in "Item 1A. Risk Factors" of the Company's Annual Report on Form 10-K for the year ended December 31, 2019, with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report on Form 10-K:

    The recent outbreak of COVID-19 and certain developments in the global oil markets have had, and may continue to have, material adverse consequences for general economic, financial and business conditions, and could materially and adversely affect our business, financial condition, results of operations and liquidity and those of our customers.

The recent outbreak of COVID-19 has had and will continue to have, repercussions across local, national and global economies and financial markets. As a result, there has been a decline in the demand for, and thus also the market prices of, oil and natural gas and other products of many of our customers. These declines have been exacerbated by the production dispute between Russia and the members of OPEC, particularly Saudi Arabia, and the actions taken by such countries as a result thereof, including Saudi Arabia’s subsequent discounting of the price of its crude oil exports.

Concerns over the negative effects of COVID-19 on economic and business prospects across the world have contributed to increased market and oil price volatility and have diminished expectations for the global economy. These factors, coupled with the emergence of decreasing business and consumer confidence and increasing unemployment resulting from the COVID-19 outbreak and the recent abrupt oil price decline, may precipitate a prolonged economic slowdown and recession. Any such prolonged period of economic slowdown or recession, or a protracted period of depressed prices for our oil and gas customer's products, could have significant adverse consequences for our customers' financial condition and subsequently, our financial condition and could diminish our liquidity.

The effects of COVID-19 and the developments in the global oil markets could adversely impact our and our customers' ability to successfully operate due to, among other factors:

●	a general decline in business activity and demand which would adversely affect both our and our customers' operations as well as our ability to grow;

●
difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may affect our or our customers' ability to access capital necessary to fund business operations or affect our ability to make physical improvements to our communities, on a timely basis, and may adversely affect the valuation of financial assets and liabilities, any of which could affect our ability to meet liquidity and capital expenditure requirements or have a material adverse effect on our business, financial condition, results of operations and cash flows;

●	the declaration of bankruptcy by one or more of our customers; and

●
a deterioration in our and our customers' ability to operate or operate in affected areas resulting in our having to temporarily close or consolidate some of our communities, or delays in the supply of products or services from our and our customers' vendors that are needed for us and our customers to operate effectively.

    These factors may impact our customers' ability or willingness to pay or to renew their multi-year contracts, or cause our customers to try to renegotiate their agreements with us, which may impact our revenues. These factors may also require us to incur additional expenses that are not otherwise anticipated. The extent of this impact on our income and expenses may have a material adverse effect on our ability to continue to fund our operations and service our indebtedness.  Further, the worsening of our estimated future cash flows with respect to one or more communities adversely impacted by the effects of the COVID-19 pandemic, coupled with ongoing market and oil price volatility, could result in the recognition of substantial impairment charges with respect to the affected assets, which could adversely impact our financial results.

The full extent of the adverse impact of COVID-19 on our business, financial condition, liquidity and results of operations cannot be predicted and has been and may continue to be material. The magnitude will depend on factors beyond our control including actions taken by local, state, national and international governments, non-governmental organizations, the medical community, our customers, and others. Moreover, risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 could be heightened as a result of the impact of the COVID-19 or any other public health crisis.

Cautionary Statement Regarding Forward Looking Statements

 Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward- looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the severity and duration of the COVID-19 pandemic, related economic repercussions and the resulting negative impact on demand for oil and natural gas; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees and customers, remote work arrangements, contract and supply chain disruptions; continued customer demand and activity levels in the Permian Basin; operational, economic, political and regulatory risks; our ability to effectively compete in the specialty rental accommodations and hospitality services industry; effective management of our communities; natural disasters, including pandemics and other business disruptions; the effect of changes in state building codes on marketing our buildings; changes in demand within a number of key industry end-markets and geographic regions; our reliance on third party manufacturers and suppliers; failure to retain key personnel; the effect of impairment charges on our operating results; increases in raw material and labor costs; our future operating results fluctuating, failing to match performance or to meet expectations; our exposure to various possible claims and the potential inadequacy of our insurance; global or local economic and political movements; our ability to effectively manage our credit risk and collect on our accounts receivable; and our ability to meet our debt service requirements and obligations . We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: May 11, 2020		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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